                                                                     EXHIBIT 4.1

                                    (FRONT)

COMMON STOCK                                                        COMMON STOCK


                                 SKYWEST, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                                                             SEE REVERSE FOR
                                                         CERTIFICATE DEFINITIONS

                                                               CUSIP 830879 10 2


This certifies that






is the record holder of



  FULLY-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF
                                 SKYWEST, INC.
  transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the
   Registrar. Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

SPECIMEN                      CERTIFICATE OF STOCK                      SPECIMEN

Dated:


/s/ Eric D. Christensen                                       /s/ Jerry C. Atkin

           SECRETARY             [SKYWEST SEAL]                        PRESIDENT


COUNTERSIGNED AND REGISTERED:
                ZIONS FIRST NATIONAL BANK
                    (SALT LAKE CITY)       TRANSFER AGENT
                                           AND REGISTRAR

BY

                                     AUTHORIZED SIGNATURE

                                     (BACK)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common                     UNIF GIFT MIN ACT--________Custodian_________
     TEN ENT--as tenants by the entireties                                 (Cust)           (Minor)
     JT TEN --joint tenants with right of survivorship                 under Uniform Gifts to Minors
            [ILLEGIBLE] not as tenants in common                       Act _________
                                                                           (State)

               Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Company with full power of substitution in the premises.

Dated _________________


                            ____________________________________________________
                    Notice:  The signature to this assignment must correspond
                              with the name as written upon the face of the
                            certificate in every particular, without alteration
                                    or enlargement or any change whatever.











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